UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2017

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1330 Avenue of the Americas, Suite 23 A, New York, NY	10019
(Address of principal executive offices)	(zip code)

(212) 653-0946
(Registrant’s telephone number, including area code)

_____________________________________________
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

The disclosure in Item 8.01 below is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 8.01 below is incorporated by reference herein.

ITEM 8.01 OTHER EVENTS.

On July 3, 2017, Viking Energy Group, Inc. (“Viking”) borrowed $1,000,000 from private lenders pursuant to a 10% Secured Convertible Promissory Note (the “Note”), arranged through a licensed broker/dealer, with the primary terms of the loan being as follows: (i) Term – 12 months; (ii) Rate – 10% per annum; (iii) Security – security interest against and pledge of all of the membership interests/units of Viking’s subsidiary, Mid-Con Petroleum, LLC, pursuant to a Security and Pledge Agreement (the “Security Agreement”); (iv) Conversion – the lenders have a right to convert up to 50% of the Note into common stock of Viking at a price of $0.25 per share, subject to certain ownership restrictions; (v) Warrants – the lenders were given an option to purchase, within the next 5 years, 1,000,000 shares of common stock of Viking at an exercise price of $0.30 per share pursuant to a Common Stock Purchase Warrant (the “Warrant”); and (vi) Stock – the lenders are to be issued a total of 400,000 shares of common stock of Viking.

The foregoing descriptions and the terms of the Note, Security Agreement and Warrant are qualified in their entirety by the full text of such agreements, the text and form of which Note, Security Agreement and Warrant are filed as Exhibits 99.1, 99.2, and 99.3, respectively, to, and incorporated by reference in, this report.

The shares to be issued in connection with the above-described loan will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as there was no general solicitation, and the transactions did not involve a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description

99.1	Form of Note
99.2	Form of Security Agreement
99.3	Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Energy Group, Inc.

Dated: July 6, 2017	By:	/s/ James Doris
James Doris
CEO & Director

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